Royalty Contracts	12 Months Ended
Sep. 30, 2019
Advanced Interactive Gaming, Inc. [Member]
Royalty Contracts

Note 4 - Royalty Contracts

Royalty revenue recognized by the Company for the years ended September 30, 2019 and 2018 was $334,394 and $249,221, respectively.

The Company has two major royalty agreements (Customer A and Customer B). Customer A represented approximately 33% and 40% of revenues and royalty receivables, respectively, as of and for the year ended September 30, 2018. Customer B represented approximately 50% and 35% of revenues and royalty receivables, respectively, as of and for the year ended September 30, 2018.

Customer A represented approximately 50% of revenues and royalty receivables as of and for the year ended September 30, 2019. Customer B represented approximately 30% of revenues and royalty receivables as of and for the year ended September 30, 2019.